Exhibit 99.2

iSYS, LLC

Financial Statements
And
Accountant’s Audit Report
December 31, 2006

iSYS, LLC

December 31, 2006

Table of Contents

Page
Accountants’ Audit Report	2
Balance Sheet	3
Statement of Income and Member’s Equity	4-6
Statement of Cash Flows	7
Notes to Financial Statements	8

CHRISTINE WANG & ASSOCIATES, LTD.
ROCKVILLE, MARYLAND OFFICE	A PROFESSIONAL CORPORATION	MEMBERS
301-340-2904	Certified Public Accountant
	501 Church St., Suite 211, NE	AMERICAN INSTITUTE OF CERTIFIED
	Vienna, VA 22180	PUBLIC ACCOUNTANTS
	____________________	VIRGINIA SOCIETY OF CERTIFIED
PUBLIC ACCOUNTANTS
(O) 703-242-7804
(F) 703-242-7805

Independent Auditor’s Report

Board of Directors
iSYS, LLC
McLean, VA

We have audited the accompanying balance sheet of iSYS, LLC as of December 31, 2006, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of iSYS, LLC as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Christine Wang &Associates, Ltd.
March 20, 2007

iSYS, LLC
Balance Sheet
December 31, 2006

Assets
Current Assets
Cash	$87,949.00
Accounts Receivable	2,662,480.00

Total Current Assets	$2,750,429.00

Fixed Assets
Vehicle	$30,000.00
Office Equipment	12,759.00
Less: Accumulated Depreciation	(13,538.00)

Total Fixed Assets	$29,221.00

Other Assets
Prepaid Expenses	$13,808.00
Security Deposit	7,917.00

Total Other Assets	$21,725.00

Total Assets	$2,801,375.00

Liabilities and Member’s Equity
Current Liabilities
Accounts Payable	$1,671,809.00
Accrued Wages	174,752.00
Other Accrued Expense	71,142.00

Total Current Liabilities	$1,917,703.00

Member’s Equity	$883,672.00

Total Liabilities and Member’s Equity	$2,801,375.00

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Income and Member’s Equity
For the year ended December 31, 2006

Revenue
8(a) Revenue	$6,049,048.00
Non 8(a) Revenue	4,972,761.00

$11,021,809.00

Cost of Labor
Direct Labor	$1,016,747.00
Other Direct Labor	33,819.00
Travel	13,373.00
Subcontract Cost	8,253,109.00

Total Cost of Labor	$9,317,048.00

Gross Profit	$1,704,761.00

Expenses
Fringe Benefits
Insurance	$55,737.00
Other Welfare	13,194.00
Paid Leave	129,126.00
Payroll Taxes	105,806.00
Cafeteria Plan	300.00
Retirement Funds	13,961.00

Total Fringe Benefits	$318,124.00

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Income and Member’s Equity
For the year ended December 31, 2006

General and Administrative Expenses
Bank Charges	$2,510.00
Office Expenses	2,866.00
Dues and Subscriptions	444.00
Administrative Labor	69,961.00
Insurance	9,469.00
Internet Fees	1,406.00
Licenses and Permits	114.00
Marketing Expense	1,884.00
Membership Fees	292.00
Office Expenses	9,865.00
Office Supplies	4,409.00
Payroll Service Fees	2,624.00
Accounting Fees	138,900.00
Property Tax	2,061.00
Rent	8,774.00
Telephone	2,556.00

Total General and Administrative Expenses	$258,135.00

Overhead Expenses
Auto Expenses	$8,722.00
Bonus	68,496.00
Office Expenses	4,083.00
Meals and Entertainment	21,351.00
Dues and Subscriptions	400.00
Internet Fees	1,031.00
Office Supplies	243.00
Overhead Labor	136,554.00
Postage and Delivery	1,088.00
Recruiting Expenses	20,111.00
Rent	8,774.00
Depreciation Expense	12,038.00
Repair and Maintenance	7,194.00
Telephone	3,352.00
Training and Seminar	17,171.00
Travel	7,237.00
Subcontract Handling Fees	150,804.00

Total Overhead Expenses	$468,649.00

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Income and Member’s Equity
For the year ended December 31, 2006

Unallowable Expenses
Contributions	$2,800.00
Entertainment	14,090.00
Interest Expense	52.00
Late Fees and Penalties	9,645.00

Total Unallowable Expenses	$26,587.00

Net Operating Income	$633,266.00
Other Income and Expenses
Interest Income	4,769.00
Other Income	6,362.00

11,131.00

Net Income	$644,397.00
Beginning Member’s Equity, January 1, 2006	$501,599.00
Member Draws	(262,324.00)

Ending Member’s Equity, December 31, 2006	$883,672.00

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Cash Flow
For the year ended December 31, 2006

Cash Flows from Operating Activities
Net Income	$644,397.00
Adjustments to Reconcile Net Income to Net Cash Flows:
Depreciation	12,038.00
Change in Current Assets and Liabilities:
Increase in Accounts Receivable	(2,337,754.00)
Decrease in Prepaid Insurance	7,971.00
Increase in Accounts Payable	1,666,001.00
Increase in Accrued Wages	65,125.00
Increase in Other Accrued Expense	61,367.00

Net Cash Provided by Operating Activities	119,145.00
Cash Flows from Investing Activities
Increase in Fixed Assets	(12,759.00)
Increase in Prepaid Expenses	(13,808.00)
Increase in Security Deposit	(7,917.00)

Net Cash Used in Investing Activities	(34,484.00)
Cash Flows from Financing Activities
Member's Withdrawal	(262,324.00)

Net Cash Used in Financing Activities	$(262,324.00)
Increase / Decrease in Cash	(177,663.00)
Cash at January 1, 2006	265,612.00

Cash at December 31, 2006	$87,949.00

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Notes to Financial Statements
December 31, 2006

Note A-Summary of Significant Accounting Policies

Nature of Business
The Company was organized as a Virginia, single member, limited liability company on February 22, 2002. Regular operations began December 1, 2002 when the company received approval as Small Business Administration “8A” entity. Receivables and trade payables were assigned from a predecessor S-Corporation.

The company provides computer systems integration, data base application and data base management services to government agencies and other government contractors.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the members to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

Income Taxes All tax effects of the company’s income or loss are passed through to the member, consequently neither federal or state income taxes are provided for the company.

Property and Equipment
Property and equipment are recorded at cost. Maintenance, repairs and renewals are expenses, and additions and improvements are capitalized. Depreciation is computed using accelerated methods over estimated useful lives of the assets.

All of the company’s work was on a contract basis to a government agency or as a subcontractor to other government contractors. As such the company used government equipment and facilities exclusively with the exception to vehicle.

The depreciation expense for vehicle in 2006 was $11,400.00

Note B-Concentrations

During 2006, the company had 17 contracts; 8 out of 17 contracts with total revenue of $ 8,649,462.00 were earned by subcontractor from the government.

Note C-Debt

The company has a line of credit of $ 500,000 with United Bank. The company can draw on the line of credit between 80% and 90% of “eligible” accounts receivable depending on the type of receivable. The line is secured by the accounts receivable and a lien on the residence of the member. The interest rate on this line is the Prime Rate only. The line is due July 31, 2007. The balance as of December 31, 2006 was zero.

iSYS, LLC

Financial Statements
And
Accountant’s Audit Report
December 31, 2005

iSYS, LLC

December 31, 2005

Table of Contents

Page
Accountants’ Audit Report	2
Balance Sheet	3
Statement of Income and Member’s Equity	4-6
Statement of Cash Flows	7
Notes to Financial Statements	8

CHRISTINE WANG & ASSOCIATES, LTD.
ROCKVILLE, MARYLAND OFFICE	A PROFESSIONAL CORPORATION	MEMBERS
301-340-2904	Certified Public Accountant
	501 Church St., Suite 211, NE	AMERICAN INSTITUTE OF CERTIFIED
	Vienna, VA 22180	PUBLIC ACCOUNTANTS
	____________________	VIRGINIA SOCIETY OF CERTIFIED
PUBLIC ACCOUNTANTS
(O) 703-242-7804
(F) 703-242-7805

Independent Auditor’s Report

Board of Directors
iSYS, LLC
McLean, VA

We have audited the accompanying balance sheet of iSYS, LLC as of December 31, 2005, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of iSYS, LLC as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Christine Wang &Associates, Ltd.
November 15, 2007

iSYS, LLC
Balance Sheet
December 31, 2005

Assets
Current Assets
Cash	$265,612
Accounts Receivable	324,726

Total Current Assets	$590,338

Fixed Assets
Vehicle	$30,000
Less: Accumulated Depreciation	(1,500)

Total Fixed Assets	$28,500

Other Assets
Prepaid Expenses	$6,877

Total Other Assets	$6,877

Total Assets	$625,715

Liabilities and Member’s Equity
Current Liabilities
Accounts Payable	$5,807
Accrued Wages	109,629
Other Accrued Expense	9,775

Total Current Liabilities	$125,211

Member’s Equity	$500,504

Total Liabilities and Member’s Equity	$625,715

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Income and Member’s Equity
For the year ended December 31, 2005

Revenue
8(a) Revenue	$725,115
Non 8(a) Revenue	1,159,669

$1,884,784

Cost of Labor
Direct Labor	$788,784
Other Direct Labor	56,507
Travel	6,743
Subcontract Cost	283,498

Total Cost of Labor	$1,135,532

Gross Profit	$749,252

Expenses
Fringe Benefits
Insurance	$47,457
Other Welfare	19,231
Paid Leave	80,533
Payroll Taxes	78,387

Total Fringe Benefits	$225,608

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Income and Member’s Equity
For the year ended December 31, 2005

General and Administrative Expenses
Bank Charges	$2,220
Office Expenses	773
Insurance	8,233
Internet Fees	766
Licenses and Permits	50
Marketing Expense	281
Membership Fees	145
Legal Fees	14,114
Office Supplies	1,661
Payroll Service Fees	1,933
Accounting Fees	129,668
Property Tax	1,154
Telephone	563

Total General and Administrative Expenses	$161,561

Overhead Expenses
Auto Expenses	$6,950
Bonus	15,864
Office Expenses	6,472
Meals and Entertainment	15,493
Dues and Subscriptions	388
Internet Fees	967
Office Supplies	959
Overhead Labor	207,845
Postage and Delivery	584
Recruiting Expenses	77,398
Depreciation Expense	1,500
Repair and Maintenance	4,496
Telephone	2,313
Training and Seminar	1,698
Travel	2,042

Total Overhead Expenses	$344,969

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Income and Member’s Equity
For the year ended December 31, 2005

Unallowable Expenses
Contributions	$2,440
Entertainment	5,884

Total Unallowable Expenses	$8,324

Net Operating Income	$8,790
Other Income and Expenses
Interest Income	$934

Total Other Income	$934

Net Income	$9,724
Beginning Member’s Equity, January 1, 2005	$735,540
Member Draws	(244,760)

Ending Member’s Equity, December 31, 2005	$500,504

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Statement of Cash Flow
For the year ended December 31, 2005

Cash Flows from Operating Activities
Net Income	$9,723
Adjustments to Reconcile Net Income to Net Cash Flows:
Depreciation	1,500
Change in Current Assets and Liabilities:
Decrease in Accounts Receivable	446,800
Decrease in Prepaid Expense	1,362
Decrease in Loan to Employee	625
Decrease in Accounts Payable	(50,818)
Increase in Accrued Expense	6,764
Increase in Accrued Wages and Payroll Taxes	14,818

Net Cash Provided by Operating Activities	430,774
Cash Flows from Investing Activities
Increase in Fixed Assets	(30,000)

Net Cash Used in Investing Activities	(30,000)
Cash Flows from Financing Activities
Member’s Withdrawal	(244,760)

Net Cash Used in Financing Activities	$(244,760)

Increase / Decrease in Cash	156,014
Cash at January 1, 2005	109,598

Cash at December 31, 2005	$265,612

See Accompanying Notes and Accountants’ Audit Report

iSYS, LLC
Notes to Financial Statements
December 31, 2005

Note A-Summary of Significant Accounting Policies

Nature of Business
The Company was organized as a Virginia, single member, limited liability company on February 22, 2002. Regular operations began December 1, 2002 when the company received approval as Small Business Administration “8A” entity. Receivables and trade payables were assigned from a predecessor S-Corporation.

The company provides computer systems integration, data base application and data base management services to government agencies and other government contractors.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the members to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

Income Taxes All tax effects of the company’s income or loss are passed through to the member, consequently neither federal or state income taxes are paid by the company.

Property and Equipment
Property and equipment are recorded at cost. Maintenance, repairs and renewals are expenses, and additions and improvements are capitalized. Depreciation is computed using accelerated methods over estimated useful lives of the assets.

All of the company’s work was on a contract basis to a government agency or as a subcontractor to other government contractors. As such the company used government equipment and facilities exclusively with the exception to vehicle.

The depreciation expense for vehicle in 2005 was $1,500.00

Note B-Concentrations

During 2005, the company had 14 contracts; 6 out of 14 contracts with total revenue of $615,000.00 were earned as subcontractor from 3 prime contractors. The major revenue during 2005 was earned from the government as a prime contractor.

Note C-Debt

The company has a line of credit of $ 500,000 with United Bank. The company can draw on the line of credit between 80% and 90% of “eligible” accounts receivable depending on the type of receivable. The line is secured by the accounts receivable and a lien on the residence of the member. The interest rate on this line is the Prime Rate plus one-half of one percent (0.5%) and is no less than 4.75%. The line is due July 31, 2006. The balance as of December 31, 2005 was zero.